SunAmerica Series Trust

Supplement to the Statement of Additional Information

Dated May 1, 2014

Effective July 29, 2014, on page 96 of the Statement of Additional Information the following disclosure is hereby added as a new paragraph after the fourth paragraph of the section “Execution of Portfolio Transaction.”

“The Cash Management Portfolio will not execute portfolio transactions through, or buy or sell portfolio securities from or to, its affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. BofA Advisors is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of certain transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Cash Management Portfolio executes any securities trades with an affiliate of Bank of America, the Portfolio does so in conformity with the 1940 Act and the procedures that the Portfolio has adopted in this regard.”

Date: August 6, 2014